Earnings Presentation Third Quarter 2014 October 29, 2014 Exhibit 99.2

Statements in this presentation concerning the Company’s goals, strategies, and expectations for business and financial results may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995
and are based on current indicators and expectations. Whenever you read a statement that is not simply a statement of historical fact (such as when we describe what we "believe," "expect," or "anticipate" will occur, and other similar statements), you must remember that our expectations may not be correct, even though we believe they are reasonable. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). You should review this presentation with the understanding that actual future results may be materially different from what we expect. Many of the factors that will determine these results are beyond our ability to control or predict. You are cautioned not to put undue reliance on any forward-looking statement. We do not intend, and undertake no obligation, to update these forward-looking statements. These statements involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the applicable statements. Such risks include:
(1) Changes in the markets for the Company’s business segments
(2) Changes in trends and demands in the markets in which the Company competes
(3) Unanticipated downturn in business relationships with customers or their purchases
(4) Competitive pressures on sales and pricing
(5) Raw material availability, increases in raw material costs, or other production costs
(6) Harsh weather conditions
(7) Future economic and financial conditions in the United States and around the world
(8) Inability of the Company to meet future capital requirements
(9) Claims, litigation and regulatory actions against the Company
(10) Changes in laws and regulations affecting the Company
(11) The Company’s ability to execute the components of its Strategic Business Evolution process
Myers Industries, Inc. encourages investors to learn more about these risk factors. A detailed explanation of these factors is available in the Company’s publicly filed quarterly and annual reports, which can be found online at www.myersind.com and at the SEC.gov web site.
Safe Harbor Statement

CORN
USD / BU
1000
800
600
400
200
Jan/08
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Jan/12
Jan/14
SOURCE: WWW.TRADINGECONOMICS.COM | CBOT

SOYBEANS
USD / BU
1800
1600
1400
1200
1000
800
600
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Third Quarter US Agricultural Conditions 3 • Extremely low U.S. crop prices caused agricultural companies to decrease purchases of our storage products during the third quarter

Brazilian Real per Metric Ton

Brazilian Real per Metric Ton

## Brazil industrial production

Annual % change

6
4
2
0
-2
-4
-6
-8
2012
2013
2014

Source: Thomson Reuters Datastream

FT

## Brazil GDP

Annual % change

4
3
2
1
0
-1
Q1
2012
2013
Q2
2014

Source: Thomson Reuters Datastream

FT

Third Quarter Brazilian Market Conditions

*Source: www.indexmundi.com
Brazilian Corn Prices*
• Declines in agricultural, automotive and industrial production in Brazil contributed to lower sales volumes and margins in the third quarter
Brazilian Soy Bean Prices*

Third Quarter 2014 Financial Summary

•
Sales increase of 25% in the Material
Handling Segment due to Scepter
acquisition partially offset by a sales
decrease of 3.4% in the Distribution
Segment due to the closure of the
segment’s Canadian branches and lower
custom sales
•
Gross profit margin decrease due mostly
to lower sales volume, a change in
product mix and a $2.3 million inventory
purchase accounting adjustment
•
SG&A increase result of $2.9 million of
transaction costs related to the Scepter
acquisition, $6.4 million incremental
SG&A expenses due to Scepter
acquisition and a reserve of $3.0 million
related to an award of attorney fees in
connection with a patent infringement
lawsuit
•
Adjusted EPS of $0.07 vs. $0.21 in the
third quarter of 2013
Note: All figures except ratios and percents are $Millions
Continuing Operations Q3 Q3
Highlights 2014 2013 B/(W)
Net sales $162.1 $141.4 14.6%
Gross profit margin 24.7% 30.1%
SG&A $42.6 $30.3 40.9%
Net Income - adjusted¹
$2.3 $7.1 (67.2%)
Effective tax rate 31.9% 38.5%
EPS - adjusted¹
$0.07 $0.21 (66.7%)
¹
See Reconciliation of Non-GAAP measures on slide 11

Third Quarter 2014 Financial Summary

Notes: All figures except ratios and percents are $Millions
Free cash flow = cash flow from operations – capital expenditures
Continuing Operations Nine Months Ended Nine Months Ended
Cash September 30, September 30,
Highlights 2014 2013
Cash (used for) provided
by operations
($2.8) $29.3
Capital expenditures
$10.9 $13.5
Free cash flow
($13.7) $15.8
Dividends
$11.6 $6.0
Balance Sheet September 30, December 31,
Highlights 2014 2013
Long-term debt
$276.9 $44.3
Debt - net of cash
$268.5 $37.8
Net debt to total capital
60.4% 13.8%

Net Sales
$120
$100
$80
$60
$40
$20
$0
$89.9
$112.3
Q3 2013
Q3 2014

IBT - Adjusted
$15
$10
$5
$0
$12.1
$8.3
Q3 2013
Q3 2014

•
Sales increase year-over-year
generated by acquisition of
Scepter which closed on July 2,
2014
•
Decrease in adjusted income
before taxes due to change in
product and customer mix and
higher freight and distribution
costs compared to last year
Third Quarter Results – Material Handling

$ Millions
See Reconciliation of Non-GAAP measures on slide 11

Net Sales
$55
$50
$45
$40
$35
$51.7
$49.9
Q3 2013
Q3 2014

IBT - Adjusted
$7
$6
$5
$4
$3
$2
$1
$0
$6.3
$4.3
Q3 2013
Q3 2014

•
Net sales declined compared to
last year as a result of the
closure of the Canadian
branches in the first quarter of
2014 and lower custom sales
•
Adjusted income before taxes
decreased as a result of a
change in product mix year-
over-year and higher logistics
costs
Third Quarter Results – Distribution

$ Millions
See Reconciliation of Non-GAAP measures on slide 11

Outlook
• Anticipate soft market conditions may continue to
negatively impact us throughout the fourth quarter
resulting in a decrease in adjusted earnings from continuing operations for both the second half and full year of 2014
compared to the same periods in 2013
• Remain optimistic about 2015 and longer-term growth
opportunities as we continue the transformation of Myers
Industries from four disparate operating segments to two
focused, higher margin, higher return segments – Material
Handling and Distribution

Appendix 10

Reconciliation of Non-GAAP Measures

MYERS INDUSTRIES, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
INCOME (LOSS) BEFORE TAXES BY SEGMENT (UNAUDITED)
(Dollars in millions, except per share data)
Quarter Ended September 30, Nine Months Ended September 30,
2014
2013
2014
2013
Material Handling

(Loss) income before income taxes as reported $ (0.4) 12.1 $ 23.9 $ 36.9
Patent infringement lawsuit 3.0 — 3.0 —
Transaction costs - Scepter 2.9 — 2.9 —
Inventory step-up - Scepter acquisition 2.3 — 2.3 —
Restructuring expenses and other adjustments 0.5 — 1.1 0.2
Income before income taxes as adjusted 8.3 12.1 33.2 37.1

Distribution

Income before income taxes as reported 4.1 6.3 12.7 17.6
Restructuring expenses and other adjustments 0.2 — 1.0 0.1
Income before income taxes as adjusted 4.3 6.3 13.7 17.7

Corporate and interest expense

Loss before income taxes as reported (9.0) (7.2 (25.0) (22.9)
Transaction costs 0.1 — 0.7 —
Loss before income taxes as adjusted (8.9) (7.2 (24.3) (22.9)

Continuing operations

(Loss) income from continuing operations before income taxes as reported (5.3) 11.2 11.6 31.6
Restructuring expenses and other adjustments 6.0 — 7.4 0.3
Transaction costs 3.0 — 3.6 —
Income from continuing operations before income taxes as adjusted 3.7 11.2 22.6 31.9
Income tax expense 1.4 4.1 8.4 11.8
Income from continuing operations as adjusted 2.3 7.1 14.3 20.1

Discontinued operations

Income (loss) from discontinued operations before income taxes 0.8 (0.2 (6.2) 3.4
Restructuring expenses and other adjustments 3.3 2.4
13.5 4.2
Gain on sale —
—
(3.7) —
Income from discontinued operations before income taxes as adjusted 4.1 2.2
3.6 7.6
Income tax expense 1.5 0.8
1.3 2.8
Income from discontinued operations as adjusted 2.6 1.4  2.3 4.8
Consolidated

Net income as adjusted $ 4.9 8.5 $ 16.6 $ 24.9
Adjusted earnings per diluted share from continuing operations $ 0.07 0.21 $ 0.43 $ 0.59
Adjusted earnings per diluted share from discontinued operations 0.08 0.04 0.07 0.14
Adjusted earnings per diluted share $ 0.15 0.25 $ 0.50 $ 0.73
Note on Reconciliation of Income and Earnings Data: Income (loss) excluding the items mentioned above in the text of this release and in this reconciliation chart is a non-GAAP financial measure that Myers Industries, Inc. calculates according to the schedule above, using GAAP amounts from the unaudited Condensed Consolidated
Financial Statements. The Company believes that the excluded items are not primarily related to core operational activities. The Company believes that income (loss)
excluding items that are not primarily related to core operating activities is generally viewed as providing useful information regarding a company's operating performance.
Management uses income (loss) excluding these items as well as other financial measures in connection with its decision-making activities. Income (loss) excluding these items should not be considered in isolation or as a substitute for net income (loss), income (loss) before taxes or other consolidated income data prepared in accordance with GAAP. The Company's method for calculating income (loss) excluding these items may not be comparable to methods used by other companies.
Note:   Historical information has been adjusted to reflect discontinued operations presentation and the segment realignment completed in June 2014.  Also numbers may be rounded for presentation purposes.

Market Indicators Material Handling Sources: U.S. Census Business and Industry - August 2014 MHI MHEM Forecast – July 2014 12 Sources: RVIA Forecasts, August 2014; FRB G17 Release, July 2014

Market Indicators Distribution 13 Source: JP Morgan, RMA, Energy Information Administration, August 2014